Significant accounting policies (Tables)	12 Months Ended
Dec. 31, 2020
Summary of projected benefit obligation

The following table summarizes the components of the projected benefit obligation (in thousands):

	As of December 31, 2020	As of December 31, 2019
Projected benefit obligation at beginning of year	$1,882	$1,245
Service cost	738	504
Interest cost	30	26
Actuarial (gain)/loss	492	499
Benefits paid	(400)	(159)
Other	(273)	(190)
Foreign currency translation adjustment	323	(43)

Projected benefit obligation at end of year	$2,792	$1,882

Recent accounting guidance - adopted

Recent accounting guidance – adopted

Financial instruments — credit losses

The FASB issued ASU No. 2016-13, “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” in June 2016 and has since modified the standard with several ASUs (collectively, the “new credit loss standard”). The new credit loss standard replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For our impacted instruments, which include accounts and other receivables, we are required to use a forward-looking expected loss model rather than the incurred loss model for recognizing credit losses which reflects losses that are probable. We adopted this guidance on January 1, 2020. The adoption of this guidance did not have a material effect on our consolidated financial statements.

Intangibles-Goodwill and Other

The FASB issues ASU No. 2017-04, “Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment” in January 2017. This new accounting standard update simplifies the measurement of goodwill by eliminating the Step 2 impairment test. Step 2 measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill. The new guidance requires an entity to compare the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value, limited to the amount of goodwill. Additionally, an entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. We adopted this guidance on January 1, 2020. The adoption of this standard did not have a material impact on our consolidated financial statements.

Fair value measurements

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement.” The new guidance amends the disclosure requirements for recurring and nonrecurring fair value measurements by removing, modifying, and adding certain disclosures on fair value measurements in ASC 820. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty are applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. We adopted this guidance on January 1, 2020. The adoption of this standard did not have a material impact on our consolidated financial statements.

Income taxes

In December 2019, the FASB issued ASU 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” The standard simplifies the accounting for income taxes by removing certain exceptions and making certain amendments to Topic 740. We early adopted this guidance on January 1, 2020. The adoption of this guidance did not have a material effect on our consolidated financial statements.

ASU 2017-11

The Financial Accounting Standards Board (“FASB“) issued Accounting Standards Update (“ASU“) No. 2017-11, “Earnings Per Share (Topic 260); Distinguishing Liabilities From Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception” in 2017 that simplifies the guidance for equity-linked financial instruments (free-standing or embedded) with down- round features that reduce the exercise price when the pricing of a future round of financing is lower. The standard was effective for us beginning January 1, 2020, with early adoption permitted. We early-adopted the standard using a full retrospective approach effective January 1, 2017.

In May 2017, we issued an aggregate principal amount of KRW210 billion (US $193 million) of 2.5% Convertible Bonds due 2024 and aggregate principal amount of KRW90 billion (US$83 million) of 2.5% Non-convertible Bonds due 2024 with detachable warrants to purchase 306,540 shares of our common stock at an initial conversion price of KRW293,600 (US$270) per share. Both the 2.5% Convertible Bonds and the detachable warrants contain a provision commonly referred to as “down-round” protection, as well as certain standard anti-dilution provisions.

The warrants were not considered liabilities within the scope of ASC 480. In addition, they also met both the requirements of (1) being considered indexed to the Company’s own stock and (2) the qualifications for equity classification. Therefore, the warrants were recorded within stockholders’ equity. There are no provisions pursuant to which the Company could be obligated to pay cash or other assets to settle the warrants; settlement is in shares only, and all settlement provisions contemplate payment of an amount based on the difference between the fair value and a fixed exercise price for a fixed number of shares; subject to down-round and standard anti-dilution adjustments. Due to the adoption of ASU 2017-11, the presence of the down-round protection feature of the warrants does not preclude equity classification.

Instead, the down-round protection feature of the warrants would be recognized as a dividend and as a reduction of income available to common shareholders, which would result in a reduction to our basic net income per share when triggered. As we apply the treasury stock method for calculated diluted earnings per share, this amount would be added back to income available to common stockholders.

The 2.5% Convertible Bonds (and the 2.5% Non-convertible Bonds) are not within the scope of ASC 480 and are not required to be accounted for at fair value. In addition, the Company elected to not carry the Bonds at fair value.

The Company evaluated the terms of the 2.5% Convertible Notes in accordance with ASC Topic No. 815 – 40, “Derivatives and Hedging - Contracts in Entity’s Own Stock” and determined that the underlying common stock is indexed to our common stock. We determined that the embedded conversion and other features did not meet the definition of a liability and therefore did not bifurcate the conversion and other features and account for it as a separate derivative liability. In addition, the 2.5% Convertible Bonds contain a contingent beneficial conversion feature that may be triggered if the conversion price is reduced upon a down-round in the future, subject to accounting under ASC 470-20-25-6. The contingent beneficial conversion cannot be cash-settled, is not beneficial upon issuance, and there was no premium upon issuance. Contingent beneficial conversion features are not accounted for until and unless they are triggered. Accordingly, no accounting for the conversion feature is necessary until that time. However, if the beneficial conversion feature is triggered, it would be measured using the number of shares to be received by the holder based on the adjusted conversion price multiplied by the stock price at the commitment date and recognized as accretion of the debt commencing at the date the down-round provision is triggered.

On May 15, 2020, DUG exercised its call option right and simultaneously redeemed the 2.5% Non-convertible bonds as consideration to exercise the warrants into 306,539 shares of common stock and at various dates in May and June 2020. STIC, as holder of the 2.5% Convertible Bonds, exercised its right to convert all outstanding bonds into 715,258 common shares.